Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of THQ Inc. (the “Company”) for the period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Brian J. Farrell, Chief Executive Officer and Rasmus van der Colff, Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, that:

                (1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

                (2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Brian J. Farrell
Brian J. Farrell
Chief Executive Officer
November 6, 2008

/s/ Rasmus van der Colff
Rasmus van der Colff
Interim Chief Financial Officer
November 6, 2008

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.